Exhibit 10.6

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

18 October 2022

Accelerate Technologies Pte Ltd

1, Fusionpolis Way,

19-00, Connexis North,

Singapore 138632

Attention: Commercial Head

Dear Sirs,

ADDENDUM (“3rd ADDENDUM”) TO LICENCE AGREEMENT BETWEEN EXPLOIT TECHNOLOGIES PTE LTD (N.K.A. ACCELERATE TECHNOLOGIES PTE LTD) (“LICENSOR”) AND CYTOMED THERAPEUTICS PTE LTD (“LICENSEE”) DATED 1 JUNE 2018 (“LICENCE AGREEMENT”), AS AMENDED BY THE FIRST ADDENDUM TO THE LICENCE AGREEMENT BETWEEN THE LICENSOR AND LICENSEE DATED 1 DECEMBER 2020 (“1ST ADDENDUM”) AND THE SECOND ADDENDUM TO THE LICENCE AGREEMENT DATED 23 SEPTEMBER 2021 (“2nd ADDENDUM”)

1.	We refer to the Licence Agreement, the 1st Addendum and the 2nd Addendum made between the Licensor and the Licensee on 1 June 2018, 1 December 2020 and 23 September 2022 respectively. Terms defined in the Licence Agreement, 1st Addendum and 2nd Addendum bear the same meanings when used herein.

2.	In consideration of the mutual agreements herein, it is agreed that effective as of October 18, 2022, the Licence Agreement shall be amended, revised and/or supplemented in the following manner:

(a)	Schedule 1, Paragraph 9

Paragraph 9 of Schedule 1 shall be revised and amended by deleting it in its entirety and replacing and substituting with the following:

“9 Commercialisation Milestones

In order to maintain the licence granted hereunder in force, Licensee shall, in respect of either of the licensed Patents, meet the commercialization milestones stated below.

1.	Start Phase 1 clinical trial by [*****]

2.	Start Phase 2 clinical trial by [*****]

3.	Start Phase 3 clinical trial by [*****]

4.	Commercial sale of the Licensed Product by [*****]

3.	This 3rd Addendum is supplemental to and shall be read together with the Licence Agreement (as supplemented by the 1st Addendum and the 2nd Addendum). Save as amended in this 3rd Addendum, all other clauses and provisions in the Licence Agreement (as supplemented by the 1st Addendum and 2nd Addendum) shall remain unchanged.

4.	This letter is governed by, and shall be construed in accordance with, the laws of Singapore.

Please confirm your agreement to the above by signing on the space below.

Yours faithfully

/s/ Choo Chee Kong

for and on behalf of

CYTOMED THERAPEUTICS PTE LTD

Name: Choo Chee Kong

Designation: Director

AGREEMENT BY ACCELERATE TECHNOLOGIES PTE LTD (COMPANY NO: 199503187D)

We, ACCELERATE TECHNOLOGIES PTE LTD acknowledge, accept and agree with the terms of the above.

/s/ Authorized signatory

for and on behalf of

ACCELERATE TECHNOLOGIES PTE LTD

Name: [*****]

Designation: [*****]

Date: 17 November 2022